                                                                   EXHIBIT 23(b)


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Anadarko Petroleum Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP

Houston, Texas
April 12, 1999